UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2004 (November 23, 2004)

Crompton Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-30270 (Commission file number)	52-2183153 (IRS employer identification number)

199 Benson Road, Middlebury, Connecticut (Address of principal executive offices)		06749 (Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On November 23, 2004, the Board of Directors of Crompton Corporation adopted a new compensation schedule for non-employee members of the Board of Directors for fiscal year 2005 as follows: (i) an annual retainer fee (including meeting fees) of $57,000 (committee chairman receive an additional retainer of $5,000, except the Audit Committee chairman receives an additional retainer of $15,000); (ii) an additional annual retainer fee of $5,000 for each member of the Audit Committee including the Audit Committee chairman; (iii) each co-lead director to receive an additional $25,000; and (iv) an annual stock grant of restricted stock units with a value at grant of $65,000 to be settled upon each director's retirement from the Board of Directors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crompton Corporation (Registrant)
By: /s/ Barry J. Shainman Name: Barry J. Shainman Title: Secretary

Date: November 30, 2004